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                                                                   EXHIBIT 10.19



                       FINANCIAL PACIFIC INSURANCE COMPANY
                             SACRAMENTO, CALIFORNIA

                       SEMI-AUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                       Originally Effective: July 1, 1996


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                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1996

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California




                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431


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                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1996

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


           REINSURERS                                        PARTICIPATIONS

Allstate Insurance Company                                         5.0%
Constitution Reinsurance Corporation                              15.0
Gerling Global Reinsurance Corporation, U. S. Branch              25.0
The Mercantile and General Reinsurance Company of America         12.5
St. Paul Reinsurance Management Corporation
 (for St. Paul Fire and Marine Insurance Company)                 15.0
SOREMA North America Reinsurance Company                           7.5
Winterthur Reinsurance Corporation of America                     15.0

TOTAL                                                             95.0%




                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431


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                                TABLE OF CONTENTS

ARTICLE                                                                 PAGE
           Preamble                                                      1
      I    Application of Contract                                       1
     II    Commencement and Termination                                  2
    III    Territory                                                     2
     IV    Exclusions                                                    2
      V    Attachment of Reinsurer's Liability                           6
     VI    Right of Rejection                                            6
    VII    Retention and Limit                                           7
   VIII    Definitions                                                   7
     IX    Claims and Loss Adjustment Expense                            8
      X    Salvage and Subrogation                                       9
     XI    Premium                                                       9
    XII    Commission (BRMA 10A)                                         9
   XIII    Offset (BRMA 36C)                                            10
    XIV    Access to Records (BRMA ID)                                  10
     XV    Liability of the Reinsurer                                   10
    XVI    Net Retained Liability                                       10
   XVII    Errors and Omissions (BRMA 14F)                              10
  XVIII    Taxes (BRMA 50B)                                             11
    XIX    Unauthorized Reinsurers                                      11
     XX    Insolvency                                                   12
    XXI    Arbitration                                                  13
   XXII    Service of Suit (BRMA 49C)                                   14
  XXIII    Intermediary (BRMA 23A)                                      14
           Schedule A


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                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1996

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")


PREAMBLE

A. In consideration of the mutual covenants and agreements expressed herein, the Reinsurer hereby authorizes the Company to bind facultative reinsurance under this Contract, subject to all the terms, conditions and limitations stipulated herein.

B. While the Company is authorized and may bind facultative reinsurance automatically on any risk subject to this Contract, the Company is not obligated to do so, nor is the Reinsurer obligated to accept any reinsurance bound hereunder by the Company, except as provided in Articles VI and VII.


ARTICLE I - APPLICATION OF CONTRACT

This Contract and the binding authority granted herein, shall apply with respect to the Company's policies, contracts and binders of insurance (hereinafter called "policies") issued or renewed thereafter, and classified by the Company as Excess Liability business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


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ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on July 1, 1996, with respect to policies allocated to underwriting years commencing on or after that date, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract at any time by giving the other party not less than 90 days prior notice by certified mail.

C. Unless the Company elects to reassume the ceded unearned premium in force on the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months, plus odd time, following the effective date of termination.


ARTICLE III - TERRITORY

This Contract shall only apply to policies issued to insureds domiciled in the United States of America, its territories and possessions and the District of Columbia; but this limitation shall not apply to losses if the Company's policies provide coverage outside the aforesaid territorial limits.


ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

A.   The following general exclusions:

     1. Business accepted by the Company as reinsurance from other insurers, except agency reinsurance where risk underwriting and all servicing, including claim handling, is done by the Company.

     2. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations.

     3. Liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer,


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          or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     4. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     5. Business written to apply in excess of a deductible or self-insured amount of more than $10,000 or business written to apply specifically in excess over underlying insurance. However, this exclusion shall not apply to Umbrella business.

     6.   Aviation liability including aerospace and satellite business.

     7. Workers' Compensation business, including Longshoremen's and Harbor Workers' Act and Jones Act.

     8. Kidnap and Ransom, Surety, Credit, Financial Guarantee or Fiduciary Insurance.

     9. Liquor law liability, except where liquor constitutes less than 50.0% of sales. Specifically excluded are bars and retail liquor stores.

     10. Insurance written for governmental bodies, municipalities, schools and colleges.

     11. Insurance covering damages claims for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part of, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

     12. Liabilities for bodily injury, personal damage and/or property damage from asbestos and/or asbestos products, including but not limited to liability arising from the mining, manufacture, installation, transport, storage, habitation or use of materials, products or structure containing asbestos.

     13. Any loss or liability accruing to the Company arising out of the Employee Retirement Income Security Act of 1974 (ERISA) or amendments thereto.

     14. Liability for property damage caused by the subsidence of land and arising out of or attributable to any operations of the insured.

     15.  Fidelity and Surety.

B. The following Casualty exclusions:

     1.   Watercraft liability except for boats less than 50 feet in length.


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     2.   All professional liability and/or malpractice insurance except as pertains to barber and beauty shops, funeral directors, druggists, opticians and optometrists.

     3. Liability insurance relating to products or completed operations involving the manufacture or importation of:

          a.   Cosmetics, hair or skin products;

          b.   Drugs, pharmaceuticals or agricultural chemicals;

          c. Aircraft, aircraft parts or aircraft engines, all motorized vehicles, or mobile equipment;

          d. Heavy machinery and equipment, home power tools, or oil drilling equipment;

          e. Manufacture of automobile components critical to automobile safety.

     4. Liability insurance relating to premises or operations primarily involving:

          a. Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

          b.   Amusement parks, carnivals, circuses, speed contests and racing;

          c. Manufacturing, packing, handling, shipping or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerine, celluloid, pyroxylin or explosive substances intended for use as an explosive;

          d. Gas or public utility companies, gas or public utility works, or gas lease operations;

          e. Production, refining, handling, shipping or storage of natural or artificial fuel gases, synthetic or coal or shale based fuel, butane, propane, gasoline or liquefied petroleum gas;

          f. Oil and gas risks, by which is meant drilling rigs, exploration risks, cracking plants, refineries and depots, and oil and gas pipelines;

          g. Railroad operations, specifically "line" or "on track" operations of actual railroads;

          h.   Ship building, ship repair yard, dry docks, stevedoring;

          i.   Tunneling, subway and underground mining;


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          j.   Offshore or subaqueous work;

          k. Wrecking of structures over eight stories in height, or marine wrecking;

          1.   Ski resorts;

          m. Waste disposal and deposit sites except when written in conjunction with either a refuse hauler or recycling account;

          n. Crane rentals without operators whose primary business is crane rentals;

          o. Scaffold installation, repair, removal or rental, unless incidental;

          p.   Existence, construction or maintenance of dams;

          q. Aerial crop dusting to include application of fertilizers, herbicides, pesticides;

          r.   Warehousemen's legal liability;

          s.   Automobile racing and racetracks;

          t.   Taxis;

          u.   Blasting contractors;

          v.   Licensed roofing contractors whose primary business is such;

          w.   General contractors with revenues in excess of $50,000,000;

          x.   Wrap up construction projects.

5. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Liability Reinsurance" attached to and forming part of this Contract.

6. Pollution liability as excluded by the Company's policies. It is hereby warranted that any Commercial General Liability policy issued by the Company will include ISO pollution exclusion language.

7. Any loss, cost, or expense arising out of any governmental direction or request that the insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants.

If the Company provides insurance for an insured with respect to any premises, operations, products or completed operations listed in subparagraphs 3 and 4 of this paragraph B, except


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subparagraphs 4(c) and 4(d), and if such premises, operations, products or completed operations constitute only a minor incidental part of the total premises, operations, products or completed operations of the insured, such exclusion(s) shall not apply.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this paragraph B, these exclusions, except those set forth in subparagraphs 2, 4(c), 4(d), 5, 6 and 7, shall be suspended with respect to such business until 65 days (60 days plus 5 mailing days) after an underwriting supervisor of the Company acquires knowledge of such business.


ARTICLE V - ATTACHMENT OF REINSURER'S LIABILITY

A. The Company shall report each reinsurance cession to the Reinsurer in writing within 45 working days after the last working day of each month. Each such report shall include the following information:

     1.   Name of insured.

     2.   Company policy number.

     3.   Policy effective date.

     4.   Total policy premium.

     5.   Reinsurer's gross premium.

     6.   Applicable ceding commission.

     7.   Net premium payable to the Reinsurer.

     8.   Policy limit written.

B. Each reinsurance cession reported by the Company shall be deemed to have been accepted by the Reinsurer unless Gerling Global Reinsurance Corporation, United States Branch, New York, New York, rejects it in writing as provided in Article VII.


ARTICLE VI - RIGHT OF REJECTION

Gerling Global Reinsurance Corporation, USB, New York, New York, shall have the right to reject any reinsurance bound by the Company by notifying the Company in writing within 15 working days after receipt of the Company's report. However, the liability of the Reinsurer


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with respect to any submission so rejected shall continue until the Company is able to cancel the policy involved, subject to insurance code and regulatory parameters, but not beyond 60 days after the Reinsurer's rejection notice is received by the Company. The premium for the period any rejected submission is covered shall be pro rata of what the annual premium would have been had the submission been accepted.


ARTICLE VII - RETENTION AND LIMIT

A. The Company shall retain and be liable for the first $1,000,000 of ultimate net loss as respects each risk, each loss. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $4,000,000 as respects any one risk, each loss.

B. The Company shall be permitted to carry underlying treaty reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and any loss adjustment expense, as hereinafter defined, which reduces the Company's limit of liability under the policy involved) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid


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         or payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses allocable to the investigation, defense and/or settlement of specific claims, including litigation expenses and interest on judgments, but not including office expenses or salaries of the Company's regular employees.


ARTICLE IX - CLAIMS AND LOSS ADJUSTMENT EXPENSE

A. Whenever a claim is reserved by the Company for an amount greater than 50% of its retention hereunder and/or whenever a claim appears likely to result in a claim under this Contract, the Company shall notify the Reinsurer. The Reinsurer shall have the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

B. All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.

C. In the event of loss hereunder, loss adjustment expenses incurred by the Company in connection therewith which do not reduce the Company's limit of liability under the policy involved shall be shared by the Company and the Reinsurer in the proportion the ultimate net loss paid or payable by the Reinsurer bears to the total loss paid or payable by the Company, prior to any reinsurance recoveries, but after deduction of all salvage, subrogation and other recoveries. However, if a verdict or judgment is reduced by any process other than by the trial court, resulting in an ultimate saving to the Reinsurer, or a judgment is reversed outright, the expenses incurred in securing such reduction or reversal shall be shared by the Company and the Reinsurer in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment which do not reduce the Company's limit of liability under the policy involved shall be shared in proportion to each party's interest in such original verdict or judgment. The Reinsurer's liability for such loss adjustment expenses shall be in addition to its liability for ultimate net loss.


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ARTICLE X - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE XI - PREMIUM

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer 100% of its excess limits net written premium as calculated in Schedule A attached hereto.

B. Within 45 days after the end of each month within each underwriting year, the Company shall report its net written premium for the month. The premium due the Reinsurer shall be paid by the Company with this report at the rate shown in paragraph A, multiplied by the actual amount of premium collected by the Company during the month from policies allocated to the underwriting year.

C. Within 45 days after the end of each month, the Company shall calculate and report the unearned reinsurance premium as of the end of the month.

D. "Net written premium" as used herein is defined as gross written premium of the Company for the classes of business reinsured hereunder, less cancellations and return premiums, and less premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.


ARTICLE XII - COMMISSION (BRMA 10A)

A. The Reinsurer shall allow the Company a 35.0% commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.


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ARTICLE XIII - OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


ARTICLE XIV - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


ARTICLE XV - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.


ARTICLE XVI - NET RETAINED LIABILITY

This Contract shall apply only to that portion of any insurance or reinsurance the Company retains net for its own account, and in calculating the amount of any loss hereunder and the amount in excess of which this Contract attaches, only loss or losses with respect to that portion of any insurance or reinsurance the Company retains net for its own account shall be included. It is understood and agreed, however, that the Reinsurer's liability hereunder with respect to any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.


ARTICLE XVII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such


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delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


ARTICLE XVIII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XIX - UNAUTHORIZED REINSURERS

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded unearned premium and outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:


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     1.   To reimburse itself for the Reinsurer's share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

     2. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

     3. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     4. To fund a cash account in an amount equal to the Reinsurer's share of any ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     5. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(l), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


ARTICLE XX - INSOLVENCY

A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C. It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.


ARTICLE XXI - ARBITRATION

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom neither shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


ARTICLE XXII - SERVICE OF SUIT (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXIII - INTERMEDIARY (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431.

Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Sacramento, California, this ________________ day of ____________________ 199__.

                      __________________________________________________________
                      Financial Pacific Insurance Company

                                   SCHEDULE A

                                     to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                             EFFECTIVE: JULY 1, 1996

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California


The ceded excess limits net written premium shall be calculated as follows:


     TOTAL INSURED VALUE                         CEDED PREMIUM
     -------------------                         -------------
1. $1,000,001 - $2,000,000         (12% - 20% of total primary premium based on
                                    General and/or Auto Liability premium)*
2. $2,000,001 - $3,000,000         1/2 of 1 above not to fall below $750 minimum
3. $3,000,001 - $4,000,000         1/2 of 2 above not to fall below $500 minimum
4. $4,000,001 - $5,000,000         1/2 of 3 above not to fall below $500 minimum

---------------
* Application of 12 % - 20% rate is discretionary but subject to a minimum premium of $1,000.

U.S.A.

          NUCLEAR INCIDENT EXCLUSION CLAUSE -- LIABILITY -- REINSURANCE (Approved by Lloyd's Underwriters' Fire and Non-Marine Association)

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     LIMITED EXCLUSION PROVISION.*

          I. It is agreed that the policy does not apply under any liability coverage, to (injury, sickness, disease, death or destruction with respect to which an insured under the (bodily injury or property damage policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

          II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

          III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either (a) become effective on or after 1st May, 1960, or (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

          Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     BROAD EXCLUSION PROVISION.*

It is agreed that the policy does not apply:

          I. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage

               (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

               (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                    (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

          II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief to expenses incurred with respect (first aid, to (bodily injury, sickness, disease or death resulting from the hazardous properties of (bodily injury nuclear material and arising out of the operation of a nuclear facility by any person or organization.

          III. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material, if

               (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

               (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

               (c) the (injury, sickness, disease, death or destruction arises out of the furnishing by an insured (bodily injury or property damage of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to (injury to or destruction of property at such nuclear facility (property damage to such nuclear facility and any property thereat.

          IV. As used in this endorsement: "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

               (a)  any nuclear reactor,

               (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,

               (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;
                   (With respect to injury to or destruction of property, the word "injury" or "destruction"
                   ("property damage" includes all forms of radioactive
                    contamination of property.
                   (includes all forms of radioactive contamination of property.

          V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

               (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

               (ii) statutory liability insurance required under Chapter 90,
                    General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association of the Independent Insurance Conference of Canada.
--------------------------------------------------------------------------------
NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

-------------------------------------------------------------------------------
                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Allstate Insurance Company
                              Northbrook, Illinois
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 5.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

South Barrington, Illinois, this 25th day of July, 1997.

                                                        [SIG]
                                                     --------------------------
                                                     ALLSTATE INSURANCE COMPANY


                                                               E. W. BLANCH CO.
-------------------------------------------------------------------------------
                                                           Reinsurance Services

-------------------------------------------------------------------------------
                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Constitution Reinsurance Corporation
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 15.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 5th day of November, 1997.

                                                        [SIG]
                                                     --------------------------
                                           CONSTITUTION REINSURANCE CORPORATION


                                                               E. W. BLANCH CO.
-------------------------------------------------------------------------------
                                                           Reinsurance Services

                      INTERESTS AND LIABILITIES AGREEMENT
                                       of
                    Gerling Global Reinsurance Corporation,
                                  U.S. Branch
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 25.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 8th day of July, 1997.


                                       [SIG]  VICE PRESIDENT
                                       ---------------------------------------
                                       Gerling Global Reinsurance Corporation,
                                       U.S. Branch
                                       By: Gerling Global Offices, Inc.,
                                       U.S. Manager

                      INTERESTS AND LIABILITIES AGREEMENT
                                       of
                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 31st day of July, 1997.


                                   /s/ BARBARA A. CONNELL
                                   --------------------------------------------
                                       SOREMA North America Reinsurance Company
                                       BARBARA A. CONNELL, CPCU, ARA
                                       ASSISTANT VICE PRESIDENT

                     REINSURANCE CONFIRMATION SIGNING PAGE


E.W. BLANCH CO.
201 California Street, Suite 500                   Telephone (415) 398-6380
San Francisco, California 94111                    Facsimile (415) 788-6394


COMPANY:           Financial Pacific Insurance Company

CONTRACT:          Casualty Facultative Semi-Automatic Reinsurance Contract

REINSURER:         St. Paul Reinsurance Management Corporation
                   St. Paul Fire and Marine Insurance Company


On the basis of the terms outlined in E.W. Blanch Co.'s Reinsurance Confirmation dated September 25, 1996, the undersigned reinsurer confirms its agreement to accept a share(s) in the Contract(s) listed below effective
July 1, 1996:


                                                                       Your
                           Coverage                                Participation      Your           Your
                            Percent       Limit      Retention        Percent      Dollar Line   Reference No.
                         ------------   ----------   ----------    -------------   -----------   -------------
Cas Fac Semi-Auto           100.0%      $4,000,000   $1,000,000        15%          $600,000


Revisions/Remarks:
                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------


             Signed:   /s/ [SIG]
                     ---------------------------------------------------------
                           St. Paul Reinsurance Management Corporation
                           St. Paul Fire and Marine Insurance Company

               Date:       11/18/96
                     ---------------------------------------------------------

Please sign and return one copy.

                      INTERESTS AND LIABILITIES AGREEMENT
                                       of
                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 12.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Morristown, New Jersey, this 25th day of August, 1997.


                                   /s/ MICHAEL P. BLABER
                                   -------------------------------------------
                                       MICHAEL P. BLABER
                                       Vice President
                                       The Mercantile and General
                                       Reinsurance Company of America

-------------------------------------------------------------------------------
                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California

The Subscribing Reinsurer hereby accepts a 15.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1996, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 17th day of July, 1997.

                                                        [SIG]
                                                     --------------------------
                                                 WINTERTHUR REINSURANCE COMPANY


                                                               E. W. BLANCH CO.
-------------------------------------------------------------------------------
                                                           Reinsurance Services

                                 Addendum No. 1

                                     to the

                      Interests and Liabilities Agreement

                                       of

                    Gerling Global Reinsurance Corporation,
                                  U.S. Branch
                               New York, New York

                              with respect to the

                       Semiautomatic Casualty Facultative
                              Reinsurance Contract
                            Effective: July 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California

It Is Hereby Agreed that Addendum No. 1 to the Contract shall form part of the Contract, effective January 1, 1997.

It Is Further Agreed, effective January 1, 1997, that all references in this Agreement to "Gerling Global Reinsurance Corporation, U.S. Branch" shall be amended to read "Gerling Global Reinsurance Corporation of America."

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.
                             ----        ---   ---

[SIG]
-------------------------------------------------
Financial Pacific Insurance Company

New York, New York, this 8th day of July 1997.
                         ---        ----   ---

[SIG]  VICE-PRESIDENT
-------------------------------------------------
Gerling Global Reinsurance Corporation of America

--------------------------------------------------------------------------------

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Constitution Reinsurance Corporation
                               New York, New York

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 5th day of November 1997.

                         [SIG]
                         -----------------------------------------------------
                         Constitution Reinsurance Corporation

                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective January 1, 1997.

IT IS FURTHER AGREED that the Subscribing Reinsurer's share in the interests and liabilities of the "Reinsurer" under the Contract shall be decreased from 15.0% to 10.0%, effective January 1, 1997, with respect to business issued or renewed on or after that date.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 17th day of July 1997.

                         [SIG]
                         -----------------------------------------------------
                         Winterthur Reinsurance Corporation of America

                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective January 1, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

New York, New York, this 23rd day of September 1997.

                         [SIG]
                         -----------------------------------------------------
                         SOREMA North America Reinsurance Company

                                                                E. W. BLANCH CO.
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
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                      INTERESTS AND LIABILITIES AGREEMENT

                          entered into by and between

                      Financial Pacific Insurance Company
                             Sacramento, California

                                      and

                            SCOR Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996
                         (as amended by Addendum No. 1)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1997, with respect to business issued or renewed on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

South Barrington, Illinois, this 28th day of July 1997.

                         [SIG]
                         -----------------------------------------------------
                         SCOR Reinsurance Company

                                                                E. W. BLANCH CO.
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
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                      INTERESTS AND LIABILITIES AGREEMENT

                          entered into by and between

                      Financial Pacific Insurance Company
                             Sacramento, California

                                      and

                          Continental Casualty Company
                               Chicago, Illinois
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996
                         (as amended by Addendum No. 1)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1997, with respect to business issued or renewed on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

Chicago, Illinois, this 14th day of August 1997.

                         [SIG]                        Assistant Vice President
                         -----------------------------------------------------
                         Continental Casualty Company                   CA6649

                                                                E. W. BLANCH CO.
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
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                      INTERESTS AND LIABILITIES AGREEMENT

                          entered into by and between

                      Financial Pacific Insurance Company
                             Sacramento, California

                                      and

                                  Allmerica Re
                                 A Division of
                         The Hanover Insurance Company
                             Bedford, New Hampshire
            (hereinafter referred to as the "Subscribing Reinsurer")


IT IS HEREBY AGREED that the Subscribing Reinsurer shall have a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract entitled:

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996
                         (as amended by Addendum No. 1)

IT IS FURTHER AGREED that this Agreement shall become effective on January 1, 1997, with respect to business issued or renewed on or after that date, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                       [SIG]
                       -----------------------------------------------------
                       Financial Pacific Insurance Company

Florham Park, New Jersey, this 11th day of September 1997.

                       [SIG]
                       ---------------------------------------------------------
                       Allmerica Re, A Division of The Hanover Insurance Company

                                                                E. W. BLANCH CO.
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
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                              TERMINATION ADDENDUM

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Allstate Insurance Company
                              Northbrook, Illinois
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that this Agreement and the Subscribing Reinsurer's 5.0% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1996, in accordance with the "runoff" provisions of paragraph C of Article II - Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

South Barrington, Illinois, this 25 day of July 1997.

                         [SIG]
                         -----------------------------------------------------
                         Allstate Insurance Company

                                                                E. W. BLANCH CO.
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
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                              TERMINATION ADDENDUM

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 The Mercantile and General Reinsurance Company
                                   of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                       SEMIAUTOMATIC CASUALTY FACULTATIVE
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1996

                                   issued to

                      Financial Pacific Insurance Company
                             Sacramento, California


IT IS HEREBY AGREED that this Agreement and the Subscribing Reinsurer's 12.5% share in the interests and liabilities of the "Reinsurer" under the Contract shall be terminated on December 31, 1996, in accordance with the "runoff" provisions of paragraph C of Article II - Commencement and Termination.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Sacramento, California, this 14th day of May 1997.

                         [SIG]
                         -----------------------------------------------------
                         Financial Pacific Insurance Company

Morristown, New Jersey, this 25 day of August 1997.

                         /s/  MICHAEL P. WEBER
                         -----------------------------------------------------
                         Michael P. Weber
                         Vice President
                         The Mercantile and General Reinsurance Company
                         of America

                                                                E. W. BLANCH CO.
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                                                            Reinsurance Services